Exhibit 1.1

Execution Version

20,000,000 Shares

Alight, Inc.

Common Stock

($0.0001 Par Value)

UNDERWRITING AGREEMENT

November 14, 2022

J.P. Morgan Securities LLC

Credit Suisse Securities (USA) LLC

As Representatives of the

Several Underwriters

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Ladies and Gentlemen:

Certain stockholders named in Schedule I hereto (the “Selling Stockholders”) of Alight, Inc., a Delaware corporation (the “Company”), propose to sell to the several underwriters (the “Underwriters”) named on Schedule II hereto for whom you are acting as representatives (the “Representatives”) an aggregate of 20,000,000 shares (the “Firm Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names on Schedule II hereto. In addition, the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Selling Stockholders up to an additional an aggregate of up to 3,000,000 additional shares of the Company’s Common Stock (the “Option Shares”) as set forth below. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.” For the avoidance of doubt, references herein to the Company shall also be deemed to include Foley Trasimene Acquisition Corp.

Alight, Inc. is a holding company, and its sole material asset is a controlling equity interest in Alight Holding Company, LLC, a Delaware limited liability company (the “Operating Company”). As the managing member of the Operating Company, Alight, Inc. operates and controls all of its business and affairs through the Operating Company and its subsidiaries.

In connection with the offering contemplated by this Agreement, the Common Stock to be sold by each Selling Stockholder (i) is currently held directly by such Selling Stockholder or (ii) will be issued by the Company to such Selling Stockholder upon exchange (the “Unit Exchange”) of limited liability company units in the Operating Company (“LLC Units”), held by such Selling Stockholder at a ratio of one LLC Unit for one share of Class A Common Stock of the Company, pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of the Operating Company (the “Amended and Restated Limited Liability Company Agreement”) dated July 2, 2021, by and among the Company, the Operating Company and the other parties named therein and the terms of the Exchange Agreement (the “Exchange Agreement”) dated July 2, 2021, by and among the Company, the

Operating Company and the other parties named therein. The shares of Common Stock to be sold in the offering by the Selling Stockholders have been registered for resale pursuant to the Registration Statement (as defined below) in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement” and, together with this Agreement, the Amended and Restated Limited Liability Company Agreement and the Exchange Agreement, the “Transaction Documents”) dated July 2, 2021, among the Company and the other parties named therein.

As the Representatives, you have advised the Company that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names on Schedule II hereto, plus their pro rata portion of the Option Shares set forth opposite their respective names on Schedule III hereto, if you elect to exercise the option in whole or in part from time to time for the accounts of the several Underwriters.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. Representations and Warranties of the Company and the Operating Company.

Each of the Company and the Operating Company jointly and severally represents and warrants to each of the Underwriters as follows:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-258350), including a preliminary prospectus, relating to the securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Act”) is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated April 20, 2022 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Act, “General Disclosure Package” means the documents and pricing information set forth opposite the caption “General Disclosure Package” in Schedule IV hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “General Disclosure Package” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the General Disclosure Package, any preliminary prospectus or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

(b) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the General Disclosure Package or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder (the “Rules and Regulations”), (i) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (iv) the General Disclosure Package does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 3), the General Disclosure Package, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the General Disclosure Package or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

(c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Operating Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware. Except as would not reasonably be expected to have a Material Adverse Effect (as defined below), each of the other subsidiaries of the Company (collectively and together with the Operating Company, the “Subsidiaries”), has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or similar entity in good standing under the laws of the jurisdiction of its organization with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification except where the failure to be so qualified would not have, individually or in the aggregate, a material adverse effect on the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole (the occurrence of any such effect being referred to as a “Material Adverse Effect”). Except as would not reasonably be expected to have a Material Adverse Effect, (x) the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, other than any such liens or encumbrances arising pursuant to indebtedness or financing arrangements described in the Registration Statement, the General Disclosure Package and the Prospectus; and (y) no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(d) (i) all of the issued and outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and are (other than the Shares issued pursuant to the Unit Exchange, which are described in clause (ii)) validly issued, fully paid and non-assessable and conform in all material respects to the description of capital stock contained in the General Disclosure Package and the Prospectus; (ii) all of the Shares issued pursuant to the Unit Exchange to certain Selling Stockholders have been duly authorized and validly reserved for issuance, and at the Closing Date and any Option Closing Date (as defined in Section 3(c)), as the case may be, will be issued and delivered in accordance with the provisions of the Exchange Agreement, and will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of capital stock contained in the General Disclosure Package and the Prospectus. None of the outstanding shares of Common Stock of the Company were issued in violation of the preemptive or other similar rights of any stockholder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. The outstanding LLC Units of the Operating Company have been duly authorized and validly issued. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there are no outstanding securities convertible into or exchangeable for any Common Stock or LLC Units and (ii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for Common Stock, LLC Units or any other securities of the Company or the Operating Company. None of the outstanding LLC Units were issued in violation of any preemptive or other similar rights.

(e) The information set forth under the caption “Capitalization” in the General Disclosure Package and the Prospectus is a fair summary of the matters described therein in all material respects. The terms of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Shares (if any) complies in all material respects with the applicable corporate law of the jurisdiction of the Company’s incorporation and to any applicable requirements of the Company’s organizational documents. Subsequent to the respective dates as of which financial information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise disclosed therein or in this Agreement, the Company has not: (i) issued any securities; (ii) incurred any liability or obligation, direct or contingent, for borrowed money, which is material to the Company and its Subsidiaries, taken as a whole; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(f) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. On the effective date of the Registration Statement and on the date hereof, the Registration Statement did and does comply, and as of the date of the Prospectus, when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date and on any Option Closing Date, as the case may be, the Prospectus (and any amendments or supplements thereto) will comply, in all material respects with the applicable requirements of the Act and the Rules and Regulations; on the effective date of the Registration Statement and on the date hereof, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on its date, on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any Option Closing Date, as the case may be, the Prospectus (and any amendments and supplements thereto) will not contain any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 14 hereof.

(g) The Company has made available a bona fide electronic road show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(h) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 5(b) hereof.

(i) The Company is an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Act. The Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Registration Statement; the Company has not, directly or indirectly, prepared, used or referred to, and will not, directly or indirectly, prepare, use or refer to, any free writing prospectus in connection with the offer and sale of the Shares; and the Company was and is an “ineligible issuer” (as defined in Rule 405 under the Act) as of the time of filing the Registration Statement and as of the time of each sale of the Shares in connection with the offering.

(j) The consolidated financial statements of the Operating Company, the Company’s predecessor for accounting purposes, and its subsidiaries together with the related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act and present fairly, in all material respects, the combined and consolidated financial position and the results of operations and cash flows of the Operating Company, at the indicated dates and for the indicated periods, in conformity with United States generally accepted principles of accounting (“GAAP”). The consolidated financial statements of the Company, together with the related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Act and present fairly, in all material respects, the financial position of the Company, at the indicated dates, in conformity with GAAP. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, on the basis stated therein, the information shown therein in all material respects. The pro forma financial statements and other pro forma financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46). There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. The interactive data in eXtensible Business Reporting Language included in the Registration Statement, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(k) Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is, to the knowledge of the Company, an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”) as required by the Act.

(l) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the New York Stock Exchange thereunder (collectively, the “Sarbanes-Oxley Act”) have been applicable to the Company or the Operating Company, there is and has been no failure on the part of the Company and the Operating Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. Each of the Company and the Operating Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which it is required to comply (including Section 402 related to loans).

(m) There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or to which any property of the Company or its Subsidiaries is, or to the knowledge of the Company, would reasonably be expected to be, subject, before any court or regulatory or administrative agency or otherwise, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(n) Except as otherwise disclosed in the Registration Statement, General Disclosure Package and Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all of the properties and assets that are material to the respective businesses of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) The Company and its Subsidiaries have filed all U.S. federal, state, local and foreign tax returns which have been required to be filed or have requested extensions thereof (except in any case in which the failure to so file would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus) and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, except for any such taxes and assessments (i) that are currently being contested in good faith and for which adequate reserves or accruals have been provided in accordance with GAAP or (ii) as would not reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Registration Statement, General Disclosure Package and the Prospectus.

(p) Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, and (iii) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(q) Neither the Company nor the Operating Company is in violation of its certificate of incorporation or charter, by-laws, certificate of formation or limited liability company agreement, as applicable, and, except as would not reasonably be expected to have a Material Adverse Effect, no other Subsidiary of the Company is in violation of its certificate or articles of incorporation or organization, charter, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, as applicable. Neither the Company nor any of its Subsidiaries is (i) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (ii) in violation of any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets, except in the case of clauses (i) and (ii), for such violations or defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof, including, without limitation, the Unit Exchange (i) will not conflict with the certificate or articles of incorporation or organization, charter, by-laws, certificate of formation, limited liability company agreement or other organizational documents, as applicable, of the Company or any Subsidiary and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or its Subsidiaries, as the case may be, is a party or by which the Company or its Subsidiaries or any of their respective properties is bound, or any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any of Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary, or any of their properties or assets, except in the case of clause (ii) only, for such conflicts, breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby.

(r) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Operating Company; each of the other Transaction Documents to which it is a party has been duly authorized by each of the Company and the Operating Company and constitutes a valid and legally binding obligation of each such party enforceable against it in accordance with its terms, except, in the case of each Transaction Document, as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity and, with respect to indemnity and contribution thereunder, except as right by be limited by applicable law or polices underlying such law; and each such Transaction Document conforms in all material respects to the description thereof contained in the General Disclosure Package;

(s) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Operating Company of this Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect (except such additional steps as may be required by the Commission under the Act or the Exchange Act, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the New York Stock Exchange, or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws).

(t) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of their business, (ii) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, and (iii) have not received any written or other notice of proceedings relating to the revocation or modification of any Governmental License.

(u) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries own or possess adequate rights to use all patents, inventions, trademarks, trade names, service marks, domain names, logos, copyrights, software and source code, licenses, technology, databases, trade secrets and know-how (including unpatented and unpatentable proprietary or confidential information, methods, processes, know-how, systems or procedures) or other intellectual property (collectively, the “Intellectual Property”) used in or reasonably necessary to conduct their business as presently conducted, (ii) all Intellectual Property owned by or licensed to the Company is valid and enforceable and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which would render any Intellectual Property of the Company or its Subsidiaries invalid, unenforceable or inadequate to protect the interest of the Company or any of its Subsidiaries therein, (iii) none of the Company or any of its Subsidiaries has received any communication or notice of, and are otherwise unaware of, any pending or threatened claim alleging any infringement, misappropriation, violation or other conflict with the Intellectual Property of any person, or challenging the validity, enforceability, scope or ownership of any Intellectual Property of the Company or its Subsidiaries, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (iv) to the knowledge of the

Company, no Intellectual Property owned or exclusively licensed to the Company and its Subsidiaries has been infringed, misappropriated or otherwise violated by any person, (v) the conduct of the Company and any of its Subsidiaries, as now operated or as proposed to be operated in the in the Registration Statement, the General Disclosure Package and the Prospectus, does not and would not infringe, misappropriate or otherwise violate any rights of others with respect to any Intellectual Property, (vi) the Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its Subsidiaries is contingent upon maintaining the confidentiality thereof, and (vii) all founders, current and former employees, consultants, representatives, agents and other parties involved in the development of Intellectual Property for or on behalf of the Company and any of its Subsidiaries have signed written and enforceable confidentiality and invention assignment agreements with the Company or its Subsidiaries pursuant to which the Company or its Subsidiaries have obtained sole and exclusive ownership of such Intellectual Property.

(v) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Registration Statement, General Disclosure Package and Prospectus: (i) none of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its Subsidiaries is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company or any of its Subsidiaries or any of their respective officers, directors or employees; (ii) the Company and its Subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), websites and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and its Subsidiaries as currently conducted (the “Company IT Systems”), (iii) the Company IT Systems are adequate for, and operate and perform in all respects as required in connection with, the operation of the business of the Company and its Subsidiaries as currently conducted, (iv) the Company IT Systems have not materially malfunctioned or failed, (v) the Company IT Systems are free and clear of all bugs, errors, defects, Trojan horses, time bombs, back doors, drop dead devices, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase the Company IT Systems, and (vi) the Company and its Subsidiaries have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and customary industry standards and practices.

(w) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards consistent with applicable regulatory standards and customary industry practices to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all Company IT Systems and data and information (including all personal, personally identifiable, sensitive, confidential or regulated data and information of their respective customers, employees, suppliers, vendors or any other third-party data collected, used, stored, maintained or otherwise processed by or on behalf of the Company or any of its Subsidiaries) (collectively, “Data”) used in connection with their businesses, and there have been no breaches, violations, outages, destructions, losses, misappropriations, modifications, misuses or unauthorized uses or disclosures of or accesses to same (each, a “Breach”), except for those that have been remedied without material cost or liability or the duty to notify any other person, (ii)

the Company and its Subsidiaries have not been notified of, and have no knowledge of, any event or condition that would reasonably be expected to result in any Breach, or any incidents under internal review or investigations relating to the same, (iii) the Company and its Subsidiaries have complied and are presently in material compliance with all applicable laws, rules, regulations, industry standards and statutes, judgments and orders of any court or arbitrator or governmental or regulatory authority, internal and external policies and contractual and other legal obligations, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal, disclosure, processing, privacy and security of Company IT Systems and Data (collectively, the “Data Security Obligations”) and to the protection of such Company IT Systems and Data from a Breach, and (iv) neither the Company nor any of its Subsidiaries has received any notification of or complaint regarding, or is aware of any other facts that, individually or in the aggregate, that would reasonably indicate non-compliance with any Data Security Obligation and there is no action, suit, proceeding or claim by or before any court or governmental or regulatory agency, authority or body pending or, to the Company’s knowledge, threatened alleging non-compliance with any Data Security Obligation.

(x) Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

(y) The Company is not and, as of the Closing Date and any Option Closing Date, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z) Alight Financial Advisors, LLC (the “Investment Advisory Subsidiary”) is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Advisory Subsidiary is the only direct or indirect subsidiary of the Company that may be required to be registered as an investment adviser under the Advisers Act.

(aa) Alight Financial Solutions, LLC (the “Broker-Dealer Subsidiary”) is duly registered as a broker-dealer under the Exchange Act. The Broker-Dealer Subsidiary is the only direct or indirect subsidiary of the Company that is required to be registered as a broker-dealer under the Exchange Act. The Broker-Dealer Subsidiary is a member in good standing of FINRA.

(bb) The Company will cause each of the Investment Advisory Subsidiary and the Broker-Dealer Subsidiary to comply with all laws, regulations, ordinances and rules of FINRA, the Commission and any other regulatory body or governmental authority having jurisdiction applicable to it or its operations relating to investment advisory or broker-dealer activities, as the case may be, except where any failure to comply with any such law, regulation, ordinance or rule would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s and the Operating Company’s most recent audited fiscal year, as applicable, there has been (i) no material weakness in the Company’s or the Operating Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s or the Operating Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s or the Operating Company’s internal control over financial reporting (it being understood that subsections (i) and (ii) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law).

(dd) The Company has established and maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

(ee) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects, and such data agree with the sources from which they are derived. The Company does not require the consent of any third party not yet obtained for the use of any such data.

(ff) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business and the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of the Subsidiaries thereunder (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(gg) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, controlled affiliate, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, is or is owned or controlled by one or more persons or entities that are (i) currently the subject or the target of any sanctions administered or imposed by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce or

the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Swiss Secretariat of Economic Affairs or other relevant sanctions authority (collectively, “Sanctions”); (ii) currently the subject or target of any Sanctions, or is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria); or (iii) designated as a ‘specially designated national’ or a ‘blocked person’ by the U.S. government. Neither the Company nor any of its Subsidiaries have, during the past three years, knowingly engaged in, are now knowingly engaged in, or will knowingly engage in, any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(hh) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, controlled affiliate, employee or other person acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, (iii) taken any action on behalf of the Company, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company, its Subsidiaries and controlled affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with all applicable anti-bribery and anti-corruption laws.

(ii) The Company and each of the Subsidiaries carry, or are covered by, insurance, from insurers of recognized financial responsibility, in such amounts and covering such risks as is prudent and customary for companies engaged in similar businesses; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(jj) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have liability (each a “Plan”) is in compliance with all presently applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred, and (b) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(kk) Except in each case as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries: (i) are in compliance with all applicable federal, state and local statutes, rules and regulations relating to pollution or to the protection of the environment, natural resources or human health or safety, or to the manufacture, use, generation, treatment, storage, disposal, release or threatened release of hazardous or toxic substances, pollutants, contaminants or wastes or the arrangement for such activities (“Environmental Laws”); (ii) have obtained and are in compliance with all permits, licenses, authorizations or other approvals required of them under Environmental Laws to conduct their business; and (iii) have not received written notice of any actual, pending or threatened claim or potential liability under Environmental Laws in respect of its past or present business, operations (including the disposal of hazardous substances at any off-site location) or facilities or real property (whether owned, leased or operated) and the Company is not aware of any facts or conditions that could reasonably be expected to give rise to any such claim or liability.

(ll) There are no relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which have not been so described as required.

(mm) Except as provided under the terms of any indebtedness of the Company or its Subsidiaries disclosed in the Registration Statement or as would not reasonably be expected to have a Material Adverse Effect, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(nn) No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, except as would not reasonably be expected to have a Material Adverse Effect.

(oo) Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, any of its Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(pp) There are no franchises, contracts or other documents of a character required to be described in the Registration Statement or Prospectus, or to be filed as exhibits thereto, that are not so filed or described. The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Certain Relationships and Related Person Transactions,” “Description of Securities” and “United States Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(qq) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not have any material lending or other relationship with any Underwriter or, to its knowledge, any bank or lending affiliate of any Underwriter.

2. Representations and Warranties of the Selling Stockholders.

Each of the Selling Stockholders, severally (solely with respect to such Selling Stockholder) and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(a) Except (i) as will have been obtained on or prior to the Closing Date and on any Option Closing Date, as the case may be, for the registration under the Act of the Shares; (ii) as may be required under foreign or state securities (or Blue Sky) laws or by FINRA or by the New York Stock Exchange in connection with the purchase and distribution of the Shares by the Underwriters; and (iii) as would not impair in any material respect the ability of such Selling Stockholder to consummate its obligations hereunder, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and the Power of Attorney and the Custody Agreement referred to below and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained or will be obtained on or prior to the Closing Date and on any Option Closing Date, as the case may be; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement referred to below and has or will have at the Closing Date and on any Option Closing Date, as the case may be, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

(b) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and contemplated in the General Disclosure Package will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any property or assets of such Selling Stockholder, except in the case of (i) and (iii), as would not, individually or in the aggregate, reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement, the Power of Attorney and the Custody Agreement;

(c) Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares),(i) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

(d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that might reasonably be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(e) To the extent that any statements or omissions made in the Registration Statement, the General Disclosure Package, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with the Selling Stockholder Information (as defined below), such Registration Statement and General Disclosure Package did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. “Selling Stockholder Information,” severally with respect to each Selling Stockholder, consists solely of the information with respect to such Selling Stockholder included in the beneficial ownership table under the caption “Selling Stockholders” in the General Disclosure Package and the Prospectus;

(f) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(g) Certificates in negotiable form or book-entry securities entitlements representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to Continental Stock Transfer & Trust Company, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the “Power of Attorney”), appointing the person or persons indicated in Schedule I hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact” or any of them the “Attorney-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

(h) The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership, limited liability company or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, limited liability company or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

3. Purchase, Sale and Delivery of the Firm Shares.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees, severally and not jointly to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $7.46 per share, the number of Firm Shares set forth opposite the name of each Underwriter on Schedule II hereto, subject to adjustments in accordance with Section 10 hereof.

(b) Payment for the Firm Shares to be sold hereunder is to be made in federal (same day) funds to an account or account(s) designated by the applicable Selling Stockholder for the shares to be sold by it against delivery of book-entry interests or certificates, as applicable, therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of DTC, New York, New York, at 9:00 a.m., New York time, on November 17, 2022 or at such other time and date not later than five business days thereafter as you, the Company and the Selling Stockholders shall agree upon, such time and date being herein referred to as the “Closing Date.” As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

(c) In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, hereby grants an option to the several Underwriters to purchase the Option Shares owned by such Selling Stockholder at the price per share as set forth in Section 3(a) hereof, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The option granted hereby may be exercised in whole or from time to time in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Selling Stockholders, setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such Option Shares are to be delivered. The time and date at which book-entry interests or certificates, as applicable, for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than two nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as an “Option Closing Date”). If the date of exercise of the option is two or more business days before the Closing Date, the notice of exercise shall set the Closing Date as the first Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares and subject to adjustments in accordance with Section 10 hereof. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on any Option Closing Date in federal (same day funds) through the facilities of DTC in New York, New York drawn to the order of the Selling Stockholders, as applicable.

4. Offering by the Underwriters.

(a) It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 3 hereof, the Underwriters will offer them to the public on the foregoing terms.

(b) It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

5. Covenants of the Company.

The Company covenants and agrees with the several Underwriters that:

(a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act and (ii) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing in a timely manner or which is not in compliance with the Rules and Regulations.

(b) The Company will (i) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder and (ii) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) Prior to the termination of the offering of the Shares, the Company will advise the Representatives promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective, (ii) of receipt of any comments from the Commission, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed, (iv) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act, (vi) of the occurrence of any event or development within the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required under the Act (the “Prospectus Delivery Period”) as a result of which the Prospectus or the General Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or the General Disclosure Package is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any order referred to in clause (v) or (vii) of this paragraph and to obtain as soon as possible the lifting thereof, if issued.

(d) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to (x) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (y) file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or (z) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

(e) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the Prospectus Delivery Period, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives as many copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

(f) If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, when such post-effective amendment has become effective.

(g) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event or development shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any applicable federal or state securities law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event or development shall occur or condition shall exist as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any applicable federal state or law, the Company promptly will prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(i) The Company will make generally available to its security holders, as soon as it is practicable to do so, an earnings statement or statements (which need not be audited) which shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act, which obligation may be satisfied by filing such earnings statement or statements with the Commission’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.

(j) No (whether by the Company or any of its subsidiaries) (i) offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such), (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (iii)

filing with the Commission of a registration statement under the Act relating to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (iv) public disclosure of the intention to make any such offer, pledge, sale, disposition, swap, submission or filing, will be made for a period of 75 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of each of the Representatives; provided, however, the Company may issue

(A) Common Stock or securities convertible into or exercisable or exchangeable for Common Stock pursuant to any employee equity incentive plan of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus that is in effect at or prior to the Closing Date (each an “Incentive Plan”) and the filing of a registration statement on Form S-8 pertaining to any such Incentive Plan, (B) Common Stock in respect of tax withholding payments due upon the exercise of options or the vesting of restricted stock grants pursuant to any Incentive Plan; (C) Common Stock in exchange for LLC Units in accordance with the Exchange Agreement and (D) Common Stock in an amount equal to up to five percent of the outstanding shares of Common Stock outstanding on the Closing Date immediately after this offering, or securities convertible into or exercisable or exchangeable for such amount of Common Stock, in connection with mergers or acquisitions, joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clause (iv) or (v), the recipient or acquiree of any such Common Stock or securities convertible into or exercisable or exchangeable for Common Stock is a party to or enters into an agreement substantially in the form of Exhibit A hereto with respect to such securities (the “Lock-up Agreement”).

(k) The Company will use its best efforts to maintain the listing of the Shares on the New York Stock Exchange.

(l) The Company has caused each of the persons listed in Schedule V hereto to execute and deliver to you, on or prior to the date of this Agreement, a Lock-up Agreement substantially in the form attached hereto as Exhibit A. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a Lock-up Agreement for an officer or director of the Company, the Representatives shall provide the Company with notice of the impending release or waiver, substantially in the form attached as Exhibit B hereto, at least three business days prior to the effectiveness of the release or waiver.

(m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(n) Neither the Company nor its affiliates have taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the unlawful stabilization or manipulation of the price of any securities of the Company.

(o) The Company will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification

6. Covenants of the Selling Stockholders

Each Selling Stockholder, severally (solely as to itself) and not jointly, agrees, through the completion of the offering contemplated by this Agreement:

(a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(c) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder under the terms of this Agreement; and

(d) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Lock-Up Agreement.

7. Costs and Expenses

Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company; (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters; (iv) any roadshow expenses; (v) the cost of printing and delivering to, or as reasonably requested by, the Underwriters copies of the Registration Statement, any Preliminary Prospectus, the Prospectus, this Agreement, the listing application, any Blue Sky survey, in each case, any supplements or amendments thereto; (vi) the filing fees of the Commission; (vii) the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by FINRA of the terms of the sale of the Shares in an amount not to exceed $40,000; (viii) the cost of printing certificates, if any, representing the Shares; (ix) the costs and charges of any transfer agent, registrar or depositary; and (x) the expenses (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with the qualification of the Shares under foreign or state securities or blue sky laws and the preparation, printing and distribution of a blue sky memorandum (including the related reasonable fees and expenses of counsel for the Underwriters).

The Company shall not, however, be required to pay for any of the Underwriters’ expenses (other than those related to qualification under FINRA regulation and state securities or blue sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 8 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 12 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, the Company shall reimburse the Underwriters severally through the Representatives for reasonable and documented out-of-pocket expenses, including reasonable fees and disbursements of counsel incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder.

8. Conditions of Obligations of The Underwriters.

The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Operating Company and the Selling Stockholders contained herein or in certificates of any officer of the Company or any of its subsidiaries or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company, the Operating Company and each of the Selling Stockholder of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities, convertible securities or preferred stock issued, or guaranteed by, the Company or any of its Subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock issued or guaranteed by the Company or any of its Subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c) The Representatives shall have received on the Closing Date and any Option Closing Date, as the case may be, (i) the legal opinion and 10b-5 statement of Kirkland & Ellis LLP, counsel for the Company, the Operating Company, Blackstone Capital Partners VII (IPO) NQ L.P., Blackstone Capital Partners VII NQ L.P., BCP VII SBS Holdings L.L.C., Blackstone Family Investment Partnership VII – ESC NQ L.P. and BTAS NQ Holdings L.L.C. (collectively, the “Blackstone Selling Stockholders”), dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-1(a) and Annex A-1(b) hereto, respectively (ii) the legal opinion of the principal legal officer of the Company, dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-2 hereto, (iii) the legal opinion of Simpson Thacher & Bartlett LLP, counsel for New Mountain Partners IV (AIV-E), L.P. and New Mountain Partners IV (AIV-E2) L.P. (collectively, the “New Mountain Selling Stockholders”), dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-3 hereto, (iv) (a) the legal opinion of Dechert LLP, New York counsel to Jasmine Ventures Pte. Ltd. (the “GIC Selling Stockholder”), dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-4(a) hereto and (b) the legal opinion of

Allen & Gledhill LLP, Singapore counsel to the GIC Selling Stockholder, dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-4(b) hereto, and (v) (a) the legal opinion of Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel to Platinum Falcon B 2018 RSC Limited (the “Platinum Falcon Selling Stockholder”), dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-5(a) hereto and (b) the legal opinion of Morgan, Lewis & Bockius, Abu Dhabi Global Market counsel to the Platinum Falcon Selling Stockholder, dated the Closing Date and any Option Closing Date, as the case may be, addressed to the Underwriters and substantially in the form of Annex A-5(b) hereto.

(d) The Representatives shall have received from Davis Polk & Wardwell LLP, counsel for the Underwriters, a legal opinion and 10b-5 statement, dated the Closing Date and any Option Closing Date, as the case may be, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(e) You shall have received, on each of the date hereof, the Closing Date and, if applicable, any Option Closing Date, a letter dated the date hereof, the Closing Date and any Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(f) The Representatives shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company and the Operating Company to the effect that, as of the Closing Date and any Option Closing Date, as the case may be, each of them severally represents as follows:

(i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(ii) The representations and warranties of the Company and the Operating Company contained in Section 1 hereof are true and correct and that the Company and the Operating Company have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied hereunder as of the Closing Date and any Option Closing Date, as the case may be; and

(iii) Since the date of the most recent financial statements included in the General Disclosure Package and the Prospectus, there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(g) The Representatives shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of a representative of each of the Selling Stockholders to the effect that, as of the Closing Date and any Option Closing Date, as the case may be, each of them severally (solely as to itself) represents that the representations and warranties of such Selling Stockholder contained in Section 2 hereof are true and correct as of the Closing Date and any Option Closing Date, as the case may be;

(h) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

(i) The Lock-Up Agreements described in Section 4(l) hereof are in full force and effect.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date and any Option Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date and any Option Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(k) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Financial Officer of the Company, dated the date hereof, the Closing Date and any Option Closing Date, as the case may be, in the form set forth in Exhibit C hereto.

(l) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the General Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof), the General Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives and to Davis Polk & Wardwell LLP, counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing at or prior to the Closing Date and any Option Closing Date, as the case may be.

In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 7 and 9 hereof).

9. Indemnification.

(a) The Company and the Operating Company, jointly and severally, agree:

(i) to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)), the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter, Affiliate, director, officer or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 hereof; and

(ii) to reimburse each Underwriter, each Underwriters’ Affiliates, directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses documented and reasonably incurred by such Underwriter, director or officer or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b) Each Selling Stockholder, severally (solely as to itself) and not jointly, will indemnify and hold harmless each Underwriter, its affiliates, directors, officers and each person, if any, who controls such Underwriter within the meaning of Section 15 the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Underwriter or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to the any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Underwriters or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that each Selling Stockholder will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any amendment or supplement thereto or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Selling Stockholder consists solely of the Selling Stockholder Information with respect to such Selling Stockholder in each of the General Disclosure Package and the Prospectus. The aggregate liability of each Selling Stockholder pursuant to this section shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of the Shares sold by such Selling Stockholder hereunder (the “Selling Stockholder Proceeds”).

(c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Operating Company, each of their respective directors or managing member, as applicable, each of the Company’s officers who have signed the Registration Statement, each person, if any, who controls the Company or the Operating Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder, and each of their directors and officers, against any losses, claims, damages or liabilities to which the Company, the Operating Company, any Selling Stockholder or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses documented and reasonably incurred by the Company or any such director, officer, controlling person or the Operating Company or any Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the

Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 14 hereof. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 9, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 9(a), (b) or (c) hereof shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced (through the forfeiture of substantive rights and defenses) by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a), (b) or (c) hereof. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the documented and reasonably incurred fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the documented and reasonably incurred fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action or (iv) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 9(a) or (b) hereof and by the Company, the Operating Company and/or any Selling Stockholder, as the case may be, in the case of parties indemnified pursuant to Section 9(c) hereof. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) To the extent the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), (b) or (c) hereof in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or unavailable for any reason then each indemnifying party shall contribute on a several basis to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Operating Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company, the Operating Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus, it being understood that the full aggregate amount of underwriting discounts and commissions received by the Underwriters shall be borne by the Company. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9(e) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no Selling Stockholder shall be required to contribute any amount in excess of its respective Selling Stockholder Proceeds, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(e) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each Affiliate, director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, the Operating Company or any Selling Stockholder within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement, each director of the Company, the Operating Company or the Selling Stockholders and the managing member of the Operating Company shall have the same rights to contribution as the Company, the Operating Company and the Selling Stockholders, as applicable, subject in each case to the applicable terms and conditions of this paragraph (e).

(f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 9 hereby consents to the exclusive jurisdiction of (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan and (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), agrees that process issuing from such courts may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company, the Operating Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers, the Operating Company, its directors or managing member, or any persons controlling the Company or the Operating Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, the Operating Company, its directors or managing member, any person controlling the Company or the Operating Company, or to the respective Selling Stockholders and their directors and officers, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

10. Default by Underwriters.

If on the Closing Date or any Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, the Operating Company or a Selling Stockholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure another party or parties satisfactory to you to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, as such Representatives, the Company and the Selling Stockholders as provided in this Section 10, (a) if the aggregate number of such Shares which remains unpurchased does not exceed 10% of the aggregate number of all the Shares to be purchased on the relevant Closing Date or Option Closing Date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased on the relevant Closing Date or Option Closing Date, as the case may be, the Selling Stockholders that represent a majority of the total Shares to be sold under this Agreement (including any Option Shares) or you, as the Representatives of the Underwriters, will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters, the Company, the Operating Company or of any Selling Stockholder except to the extent provided in Section 7 and Section 9 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding five business days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term “Underwriter” includes any person substituted for a defaulting Underwriter. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or faxed and confirmed as follows, provided that in the case of each of the Platinum Falcon Selling Stockholder and the GIC Selling Stockholder, all communications will be in writing, sent by reputable international courier and email as follows: if to the Underwriters, to, J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk, fax: [*] and Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: IBCM-Legal (Fax: [*]), as well as a copy to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, Attention: Derek Dostal, Esq., fax: [*]; if to the Company, Alight Holding Company, LLC, to 4 Overlook Point, Lincolnshire, Illinois 60069, Attention: General Counsel, with a copy to Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Joshua N. Korff, Esq. and Michael Kim, Esq., fax: [*]; if to the Blackstone Selling Stockholders, to The Blackstone Group Inc., Attention: General Counsel, 345 Park Avenue, New York, New York 10154 (Fax: [*]), with a copy to Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention: Joshua N. Korff, Esq. and Michael Kim, Esq., fax: [*]; if to the New Mountain Selling Stockholders to New Mountain Partners IV, L.P. 1633 Broadway, 48th Floor New York, New York 10019 Attention: Robert Mulcare (email: [*]) with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Attention: Patrick Naughton and Joseph Kaufman (email: [*]; [*]); if to the GIC Selling Stockholder to Jasmine Ventures Pte. Ltd., c/o GIC Special Investments Pte. Ltd., Attention: Alex Moskowitz, 168 Robinson Road, #37-01 Capital Tower, Singapore 068912, email: [*], with a copy to each of (a) GIC Special Investments Pte. Ltd., Attention: Alex Moskowitz, 280 Park Avenue, 9th Floor, New York, New York 10017 and (b) Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, Attention: Mark E. Thierfelder, Esq., Jonathan Kim, Esq. and Stephen Pratt, Esq., fax: [*]; and if to the Platinum Falcon Selling Stockholder to Platinum Falcon B 2018 RSC Limited, Level

26, Al Khatem Tower, Abu Dhabi Global Market Square, Al Maryah Island, PO Box 25642, United Arab Emirates, Attention: The Directors, email: [*], with a copy (which shall not constitute notice) to: Cleary Gottlieb Steen & Hamilton LLP, Al Sila Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates, Attention: Gamal Abouali, email: [*].

12. Termination.

This Agreement may be terminated by you by notice to the Company (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change in or affecting the results of operations, business, assets, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the General Disclosure Package or the Prospectus; (iii) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such exchange; (iv) the declaration of a banking moratorium by the United States or New York State and other jurisdictions as applicable authorities; (v) any downgrading in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (within the meaning of Rule 3(a)(62) under the Exchange Act) or any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (vii) the suspension of trading of the Company’s Common Stock by the New York Stock Exchange, the Commission or any other governmental authority; or (b) as provided in Sections 8 and 10 of this Agreement.

13. Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Operating Company, the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

14. Information Provided by Underwriters.

The Company, the Selling Stockholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus consists of the concession figure appearing in the sixth paragraph under the caption “Underwriting” and the information contained in the first and second paragraphs under the caption “Underwriting—Price Stabilization, Short Positions” in the Prospectus.

15. Miscellaneous.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company, its directors, officers or controlling person thereof, or by or on behalf of the Operating Company, its directors, officers or controlling person thereof, and (c) delivery of and payment for the Shares under this Agreement.

The Company, the Operating Company and the Selling Stockholders acknowledge and agree that each Underwriter in providing investment banking services to the Company, the Operating Company and the Selling Stockholders in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company, the Operating Company and the Selling Stockholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust. Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Operating Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company, the Operating Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, the Operating Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the Operating Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company, the Operating Company or the Selling Stockholders. The Selling Stockholders further acknowledge and agree that, although the Underwriters may provide the Selling Stockholders with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Stockholders to participate in the offering or sell any Shares at the purchase price per Share determined in the offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This Agreement constitutes the entire agreement of, and supersedes all prior agreements and understandings (whether written or oral) between, the Company, the Operating Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof. The section headings used herein are for convenience only and shall not affect the construction hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, and all parties hereto agree that neither this Agreement, nor any part thereof, shall be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

This Agreement and any claim, controversy or dispute relating to or arising from this Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in the Specified Courts, and each party irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

The Underwriters on the one hand, and, the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders), the Operating Company (on its own behalf and, to the extent permitted by law, on behalf of its unitholders) and the Selling Stockholders (on their own respective behalves) waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Operating Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

Very truly yours,

ALIGHT, INC.

By:	/s/ John A. Mikowski
	Name:	John A. Mikowski
	Title:	Executive Vice President and Deputy General Counsel

ALIGHT HOLDING COMPANY, LLC

By:	/s/ John A. Mikowski
	Name:	John A. Mikowski
	Title:	Executive Vice President and Deputy General Counsel

[Signature Page to Underwriting Agreement]

BLACKSTONE CAPITAL PARTNERS VII (IPO) NQ L.P.

BLACKSTONE CAPITAL PARTNERS VII NQ L.P.

BCP VII SBS HOLDINGS L.L.C.

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VII – ESC NQ L.P.

BTAS NQ HOLDINGS L.L.C.

NEW MOUNTAIN PARTNERS IV (AIV-E), L.P.

NEW MOUNTAIN PARTNERS IV (AIV-E2), L.P.

JASMINE VENTURES PTE. LTD.

PLATINUM FALCON B 2018 RSC LIMITED

By:	/s/ John A. Mikowski
Name: John A. Mikowski
Title: Attorney-in-Fact

As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule I to this Agreement.

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES LLC

By:	/s/ Alex Smigelski
Name: Alex Smigelski Title: Executive Director

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Nick Williams
Name: Nick Williams Title: Managing Director

As Representatives of the several Underwriters listed on Schedule II hereto

[Signature Page to Underwriting Agreement]

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

[•], 2022

Alight, Inc.

4 Overlook Point

Lincolnshire, Illinois 60069

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

As Representatives of the Several Underwriters

Ladies and Gentlemen:

The undersigned understands that J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Alight, Inc. (the “Company”), Alight Holding Company, LLC and the selling stockholders named in Schedule I to the Underwriting Agreement (the “Selling Stockholders”), providing for the public offering by the Underwriters, including the Representatives, of Class A common stock, par value $0.0001 per share (the “Common Stock”), of the Company (the “Public Offering”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly, (i) offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”), or (ii) publicly announce the intention to make such a Disposition during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

Exh. A-1

The Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 75 days after the date of the final prospectus relating to the Public Offering.

Notwithstanding anything otherwise to the contrary herein, the foregoing restrictions shall not be applicable to (A) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by will or intestacy upon death of the undersigned; (B) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (C) distributions of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to the undersigned’s stockholders, partners or members; (D) in connection with the exchange of LLC Units (as defined in the Underwriting Agreement) for shares of Common Stock; (E) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to (x) a member or members of the undersigned’s immediate family (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or to a trust, the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family or (y) a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly owned by the undersigned and/or by members of the undersigned’s immediate family [and any entity directly or indirectly wholly owned by the Government of the Emirate of Abu Dhabi]1 [and any entity directly or indirectly wholly owned by the Ministry of Finance of the Government of Singapore]2; (F) the transfer of Common Stock to the Company or Alight Holding Company, LLC, a Delaware limited liability company (the “Operating Company”), pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee equity incentive plan of the Company outstanding at or prior to the Closing Date and referred to in the Registration Statement, the General Disclosure Package and the Prospectus (each, an “Incentive Plan”), provided that any filings required to be made with the Commission or other public announcement made regarding the same will indicate that such transactions relate to such “cashless” exercise of options; (G) transfers of Common Stock to the Company or the Operating Company in respect of tax withholding payments due upon the exercise at expiration of options or the vesting of restricted stock grants pursuant to any Incentive Plan, in each case made on a “cashless” basis, provided that any filings required to be made with the Commission or other public announcement made regarding the same will indicate that such transactions relate to such tax withholding payments; (H) [RESERVED]3[the transfer of Common Stock and/or LLC Units to charitable organization transferees or recipients (including any direct or indirect member or partner of the undersigned that receives such shares of Common Stock or LLC Units pursuant to a distribution in-kind to such member or partner and is subject to restrictions requiring such shares of Common Stock and/or LLC Units to be transferred only to charitable organizations pursuant to clause (B) above) in an aggregate amount, together with any such transfers pursuant to any substantially similar lock-up agreement with the Representatives, not to exceed 1.00% of the outstanding shares of Common Stock]4; (I) [RESERVED]5[the pledge, hypothecation or other granting of a security interest in Common Stock or securities convertible into or exchangeable for shares of Common Stock to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Common Stock or such securities, provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest]6; (J) the entry into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act, and (K) transfers of Common Stock to the Underwriters pursuant to the Underwriting Agreement,

[1]	[NTD: To be included in lock-up agreement for ADIA only.]
[2]	[NTD: To be included in lock-up agreement for Jasmine Ventures only.]
[3]	[NTD: To be included in lock-up agreements for D&Os]
[4]	[NTD: To be included in lock-up agreements with parties to the Registration Rights Agreement.]
[5]	[NTD: To be included in lock-up agreements for D&Os]
[6]	[NTD: To be included in lock-up agreements for parties to the Registration Rights Agreement.]

Exh. A-2

provided that, in the case of clause (J), (i) sales under any such trading plan may not occur during the Lock-Up Period, (ii) the entry into such trading plan is not required to be reported in any public report or filing with the Commission, (iii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such the entry into such trading plan (in the case of (ii) and (iii), other than general disclosure in Company periodic reports to the effect that Company officers may enter into such trading plans from time to time, but that no sales thereunder will occur within the Lock-Up Period), provided, further that, with respect to clauses (B), (C) and (E), it shall be a condition to the transfer that (i) the transferee, donee, distributee or trustee, as the case may be, execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement, (ii) any such transfer shall not involve a disposition for value, other than with respect to any such transfer for which the transferor or distributor receives (a) equity interest of such transferee or (b) such transferee’s interests in the transferor, (iii) the undersigned does not voluntarily effect any public reports or filings regarding such reduction of beneficial ownership of shares of Common Stock, and (iv) if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares of Common Stock is required to be made during the Lock-Up Period (a) the undersigned shall provide the Representatives prior written notice informing them of such report or filing and (b) such report or filing shall disclose that such transferee, donee, distributee or trustee, as the case may be, agrees to be bound in writing by the restrictions set forth herein.

The undersigned agrees that in order to ensure compliance with this Lock-Up Agreement, the Company may cause the transfer agent for the Company to note stop transfer instructions with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder or beneficial owner.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The Underwriters agree that if any Major Holder (as defined below) party to a lock-up agreement in connection with the Public Offering is in any way released from, or receives a waiver of, any of its obligations pursuant to such lock-up agreement (including by amendment to the lock-up agreement or otherwise) (a “Released Party”), the undersigned will be similarly and contemporaneously released or waived from its obligations hereunder (which for the avoidance of doubt will include a release or waiver of the same percent of shares of Common Stock as the percent of shares of Common Stock held by the Released Party that are subject to the release or waiver, with such percentage calculated by reference to the aggregate number of shares of Common Stock beneficially owned by the Released Party and persons or entities, if any, identified as associated with such Released Party in a footnote to the beneficial ownership table under the caption “Selling Stockholders” of the prospectus relating to the Public Offering). The Representatives shall provide at least three business days’ written notice to the Company prior to the effective date of any such release or waiver (such date, the “Release Date”), stating the percentage of shares held by such Released Party to be released, with the understanding that the Company shall use commercially reasonable efforts to notify the undersigned that the same percentage of shares held by the undersigned as is held by the Released Party shall be released from the restrictions set forth herein on the Release Date. For purposes of this Lock-Up Agreement, each of the following persons is a “Major Holder”: each officer and director of the Company and each Co-Investor, as such term is defined in the Registration Rights Agreement.

Notwithstanding anything herein to the contrary, if for any reason (i) the Underwriting Agreement does not become effective on or before December 31, 2022, (ii) the Underwriting Agreement shall be terminated prior to the Closing Date or (iii) the Company notifies the Representatives in writing, that the Company does not intend to proceed with the Public Offering, this Lock-Up Agreement shall automatically terminate and be of no further force or effect.

Exh. A-3

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

This Lock-Up Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes, and all parties hereto agree that neither this Lock-Up Agreement, nor any part thereof, shall be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to the undersigned to participate in the Public Offering, enter into this Lock-Up Agreement, or sell any shares of Common Stock at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

*    *    *    *    *    *     *

Exh. A-4

Entities

Name of Entity

By:

Name: Title:

By:

Name: Title:

Exh. A-5

Natural Persons

Signature:

Print Name

Exh. A-6

EXHIBIT B

FORM OF RELEASE OR WAIVER

Alight, Inc.

Public Offering of Common Stock

[Date]

[Name and Address of

Party Requesting Waiver]

Dear [Mr.][Ms.] [Name]:

This letter is being delivered to you in connection with the offering by Alight, Inc. (the “Company”) of 20,000,000 shares of common stock, $0.0001 par value per share (the “Common Stock”), of the Company and the lock-up agreement dated November 14, 2022 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver][release] dated [•], 2022, with respect to [•] shares of Common Stock (the “Shares”).

J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC hereby agree to [waive][release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective [•], 2022. [This letter will serve as notice to the Company of the impending [waiver][release].]

Except as expressly [waived][released] hereby, the Lock-up Agreement shall remain in full force and effect.

Yours very truly,

Exh. B-1

ANNEX A-1

FORM OF K&E OPINION AND NEGATIVE ASSURANCE LETTER

ANNEX A-2

FORM OF PRINCIPAL LEGAL OFFICER OPINION

ANNEX A-3

FORM OF OPINION OF SIMPSON THACHER & BARTLETT LLP

ANNEX A-4(a)

FORM OF OPINION OF DECHERT LLP

ANNEX A-4(b)

FORM OF OPINION OF ALLEN & GLEDHILL LLP

Ann. A-4(b)-1

ANNEX A-5(a)

FORM OF OPINION OF CLEARY GOTTLIEB STEEN & HAMILTON LLP

ANNEX A-5(b)

FORM OF OPINION OF MORGAN LEWIS LLP